Exhibit 99.1 First NBC Announces Leadership Transition Plan to Strengthen Operations Separates Roles of Chief Executive Officer and President at First NBC Bank and First NBC Bank Holding Company Hermann "Buck" Moyse, III to Serve as Interim Chief Executive Officer; Ashton J. Ryan, Jr. to Continue as President; Marsha S. Crowle to Serve as Interim Chief Operating Officer First NBC Board has Initiated Comprehensive Search Process to Identify Permanent Chief Executive Officer and Chief Operating Officer NEW ORLEANS, Dec. 6, 2016--First NBC Bank Holding Company (NASDAQ:FNBC) (“First NBC” or “the company”), announced today a leadership transition plan designed to strengthen the company’s operations and to best position First NBC for the future. As part of its ongoing review of management and internal controls, the First NBC Board of Directors has announced its intent, subject to regulatory approvals, to: • Separate the roles of Chief Executive Officer and President, with Ashton J. Ryan Jr continuing as President and a member of the Boards of Directors of First NBC Bank and First NBC Bank Holding Company; • Appoint Hermann "Buck" Moyse, III, as Interim Chief Executive Officer of First NBC Bank and First NBC Bank Holding Company; and • Appoint Marsha S. Crowle as Interim Chief Operating Officer of First NBC Bank and First NBC Bank Holding Company. Ms. Crowle will continue to serve as Chief Compliance Officer. First NBC has a comprehensive search process underway to identify a permanent Chief Executive Officer and Chief Operating Officer. The search process is led by the Board’s recently formed Structural and Organizational Committee. First NBC has retained Chrisman & Company, a leading executive search firm, to assist in the process. “The leadership transition plan announced today is designed to strengthen First NBC’s operational foundation as we focus on fortifying the Bank’s capital position and delivering enhanced shareholder value,” said Shivan Govindan, First NBC's Chairman of the Board. “First NBC is a valuable New Orleans institution with deep relationships with our customers and the local communities we serve. Thanks to Ashton and the rest of the management team’s hard work, we believe we have a strong foundation for success and profitability.” Mr. Moyse has served as Chairman of the Board of First NBC Bank since September 2016 and as a director of the Bank since its inception in 2006. Mr. Moyse has more than 35 years of banking experience having served as an executive officer of two banking institutions and a director or advisory director of four banking institutions. He began his banking career at City National Bank of Baton Rouge, where he served in numerous senior executive officer positions, as well as Chairman of the Board. During this time, he also served as President of the Community Development Corporation of First Commerce Corp., the $9.4 billion asset parent bank holding company for City National Bank. Upon the bank’s acquisition by Bank One, Mr. Moyse continued to serve as a senior executive for Bank One’s Louisiana operations for 12 months. After leaving Bank One, he served as a director and founder of

Alliance Bank of Baton Rouge from 1999 until its acquisition by IBERIABANK in 2004, after which he served for almost two years as an advisory director of IBERIABANK. Mr. Moyse is a graduate of the College of Emporia, B.S, and Louisiana State University, M.S.W. Ms. Crowle has more than 35 years of banking experience and has served as a Senior Executive Vice President and Chief Compliance Officer of First NBC Bank and First NBC Bank Holding Company, holding various managerial responsibilities over the Bank’s operations. As Chief Compliance Officer, Ms. Crowle has overseen bank administrative processes, legal processes, regulatory compliance including BSA and serving as the primary liaison for all regulatory agencies, as well as bank security, internal audit and internal controls. Ms. Crowle also served as one of the organizing executives when the Bank opened and has coordinated the administration of M&A activity and the resulting conversions. Prior to joining First NBC, Ms. Crowle served for 10 years as a Senior Vice President and Chief Compliance Officer of First Bank & Trust (New Orleans) and as Compliance Officer while employed for 15 years at Delta Bank. “Buck and Marsha have been valued members of First NBC, and we appreciate their willingness to step into these roles on an interim basis,” said Mr. Govindan. “We believe Buck’s significant industry expertise will provide valuable support to the company and its management team during this important time in its history. Likewise, I have great confidence that Marsha will help strengthen our operations and control environment.” Added Mr. Govindan, “On behalf of the entire First NBC Board, I want to thank Ashton for his leadership in helping to create New Orleans’ largest locally headquartered financial institution. Ashton is a stalwart of the community and we are pleased that he will remain an integral member of our expanded management team, delivering the service our customers have come to expect from First NBC.” “Building First NBC and serving the people of New Orleans has been a privilege and highlight of my professional career,” said Mr. Ryan. “I am extremely proud of all that we have accomplished and the significant role First NBC has played in rebuilding the region after Hurricane Katrina. I intend to shift my focus to helping First NBC in growing and maintaining its customer relationships, and I am very pleased to have Buck’s and Marsha’s combined focus dedicated to improving our operational strength. I look forward to working with Buck and continuing to serve our customers as President. As we begin the transition to the next chapter in First NBC’s history, I have great confidence in the company and I am committed to supporting a seamless transition.” As previously announced, First NBC’s Board of Directors is actively pursuing strategic options to deliver enhanced shareholder value. First NBC does not intend to comment further unless and until a definitive transaction is achieved. About First NBC Bank Holding Company This release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements do not relate strictly to historical or current facts. Forward-looking statements reflect the current views and estimates of management of First NBC with respect to future economic circumstances, industry conditions, company performance and financial results. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the control of First NBC - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Among other factors, actual results may differ from those described in forward-looking statements due to First NBC’s ability to obtain all applicable regulatory approvals associated with the proposed appointments in a timely manner, as well as other factors included in filings made by First NBC with the Securities and Exchange Commission, including those risk factors set forth in First NBC’s Annual Report on Form 10-K for the year ended December 31, 2015. Forward-looking statements speak only as of the date they are made. Copies of First NBC’s reports filed with the SEC are available in the Investor Relations section of First NBC’s website, www.firstnbcbank.com. First NBC undertakes no duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events. First NBC Bank Holding Company Ashton J. Ryan, Jr., 504-671-3801 President and Chief Executive Officer aryanjr@firstnbcbank.com or Media: Joele Frank, Wilkinson Brimmer Katcher Steve Frankel / Scott Bisang / Matthew Gross 212-355-4449